BLACKROCK MUNICIPAL BOND FUND, INC.
BlackRock Short-Term Municipal Fund
(the “Fund” or “Short-Term Fund”)

Supplement dated February 26, 2010 to the
Prospectus dated October 28, 2009

Effective March 15, 2010, the following changes are made to the Fund’s Prospectus.

Footnote 1 in the Fund’s fee table relating to “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares is revised as follows:

A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $250,000 or more.

The “Share Classes at a Glance” table under the section “Account Information--How to Choose the Share Class that Best Suits Your Needs” is revised as follows for Investor A Shares:

Deferred Sales Charge?	No. (May be charged for purchases of $250,000 or more that are redeemed within eighteen months).

The table that shows the front-end sales charges that you may pay if you buy Investor A Shares of the Fund under the section “Details About the Share Classes--Investor A Shares-Initial Sales Change Option” is revised as follows:

Short-Term Fund

Your Investment	As a % of Offering Price	As a % of Your Investment[1]	Dealer Compensation as a % of Offering Price

Less than $50,000	3.00%	3.09%	2.75%

$50,000 but less than $100,000	2.75%	2.83%	2.50%

$100,000 but less than $250,000	2.50%	2.56%	2.25%

$250,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $250,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the selling dealer or other financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.50% (for the Short-Term Fund). Such deferred sales charge may be waived in connection with certain fee-based programs.

Shareholders should retain this Supplement for future reference.